EXHIBIT 24


                     POWER OF ATTORNEY



     We, the undersigned Directors of Firstar Corporation, hereby appoint Jerry A. Grundhofer and Jennie P. Carlson or either of them with full power of substitution, our true and lawful attorneys and agents, to do any and all acts and things in our names and on our behalf as Directors of the Corporation, which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1934, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission, in connection with the filing of the Corporation's annual report on Form 10-K for the year 1998, including, without limitation, signing for us, or any of us, in our names as Directors of the Corporation, such Form 10-K and any and all amendments thereto, and we hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1934, and the rules and regulations thereunder, this Power of Attorney has been signed below by the following persons as Directors of the Corporation as of the 12th day of January, 1999.



/s/ Paul M. Baker
-----------------------------
Director
Paul M. Baker


/s/Michael E. Batten
-----------------------------
Director
Michael E. Batten


/s/ James R. Bridgeland, Jr.
-----------------------------
Director
James R. Bridgeland, Jr.


/s/Laurance L. Browning, Jr.
-----------------------------
Director
Laurance L. Browning, Jr.


/s/ Robert C. Buchanan
-----------------------------
Director
Robert C. Buchanan


/s/Victoria B. Buyniski
-----------------------------
Director
Victoria B. Buyniski


/s/ Samuel M. Cassidy, III
-----------------------------
Director
Samuel M. Cassidy, III


/s/ George M. Chester, Jr.
-----------------------------
Director
George M. Chester, Jr.


/s/ V. Anderson Coombe
-----------------------------
Director
V. Anderson Coombe


/s/  John C. Dannemiller
-----------------------------
Director
John C. Dannemiller


/s/James L. Forbes
-----------------------------
Director
James L. Forbes


/s/David B. Garvin
-----------------------------
Director
David B. Garvin


/s/ J.P. Hayden, Jr.
-----------------------------
Director
J.P. Hayden, Jr.


/s/ Joe F. Hladky
-----------------------------
Director
Joe F. Hladky


/s/ Roger L. Howe
-----------------------------
Director
Roger L. Howe


/s/ Thomas J. Klinedinst, Jr.
-----------------------------
Director
Thomas J. Klinedinst, Jr.


/s/ William H. Lacy
-----------------------------
Director
William H. Lacy


/s/ Sheldon B. Lubar
-----------------------------
Director
Sheldon B. Lubar


/s/ Kenneth P. Manning
-----------------------------
Director
Kenneth P. Manning


/s/ Daniel F. McKeithan, Jr.
-----------------------------
Director
Daniel F. McKeithan, Jr.


/s/ Charles S. Mechem, Jr.
-----------------------------
Director
Charles S. Mechem, Jr.


/s/ Daniel J. Meyer
-----------------------------
Director
Daniel J. Meyer


/s/ David B. O'Maley
-----------------------------
Director
David B. O'Maley


/s/ Robert J. O'Toole
-----------------------------
Director
Robert J. O'Toole


/s/ O'dell M. Owens, M.D.
-----------------------------
Director
O'dell M. Owens, M.D.


/s/ Thomas E. Petry
-----------------------------
Director
Thomas E. Petry



-----------------------------
Director
Judith D. Pyle


/s/ John J. Stollenwerk
-----------------------------
Director
John J. Stollenwerk


/s/ Oliver W. Waddell
-----------------------------
Director
Oliver W. Waddell



-----------------------------
Director
William W. Wirtz